UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2006

CLARKE AMERICAN CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133253	84-1696500
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas 78249
(Address of Principal Executive Offices) (Zip Code)

210-697-8888
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On May 5, 2006, Clarke American Corp. (the ‘‘Company’’) reported its first quarter 2006 results. The Company’s first quarter 2006 results are discussed in detail in the press release which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

Exhibit 99.1	Press release issued by the Company on May 5, 2006 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARKE AMERICAN CORP.
By:	/s/ Peter A. Fera, Jr.
Name: Peter A. Fera, Jr.
Title: Senior Vice President and Chief
Financial Officer

Date:    May 5, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press release issued by the Company on May 5, 2006 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.